Exhibit 99.1

FOR IMMEDIATE RELEASE FirstMerit Corporation Analysts: Thomas O’Malley/Investor Relations Officer Phone: 330.384.7109 Media Contact: Robert Townsend/Media Relations Officer Phone: 330.384.7075
FirstMerit Reports Fourth Quarter 2010 EPS of $0.25 Per Share
Quarterly Highlights include:
•	47th consecutive quarter of profitability

•	Commercial loan growth of $182.7 million compared with prior quarter

•	Net interest margin expansion to 4.14%

•	Core deposit growth of $407.3 million compared with prior quarter

•	Increase in tangible common equity to 7.46%
          Akron, Ohio (February 1, 2011) — FirstMerit Corporation (Nasdaq: FMER) reported fourth quarter 2010 net income of $27.0 million, or $0.25 per diluted share. This compares with $29.0 million, or $0.27 per diluted share, for the third quarter 2010 and $14.5 million, or $0.17 per diluted share, for the fourth quarter 2009. For the full year 2010, the Corporation reported net income of $102.9 million, or $1.02 per diluted share, compared with $82.2 million, or $0.90 per diluted share in 2009.
          Returns on average common equity (“ROE”) and average assets (“ROA”) for the fourth quarter 2010 were 7.04% and 0.74%, respectively, compared with 7.60% and 0.79%, respectively, for the third quarter 2010 and 5.38% and 0.54% for the fourth quarter 2009. ROE and ROA for the year ended December 31, 2010 were 7.82% and 0.76% respectively, compared with 8.09% and 0.76%, respectively, for the year ended December 31, 2009.
          “Our continued focus on the fundamentals of sound banking drove FirstMerit’s solid and profitable performance in the fourth quarter and throughout 2010,” said Paul G. Greig, chairman, president and CEO of FirstMerit Corporation. “During the fourth quarter we produced our 47th consecutive profitable quarter; successfully converted our Midwest Bank and Trust acquisition in Chicago; continued the integration of three Chicago acquisitions into the FirstMerit franchise; and further penetrated the Chicago and Northeast Ohio markets, taking advantage of the opportunities created by market disruption in both regions. We achieved these results by leveraging our strong balance sheet, our rich culture built around our superior customer service and disciplined growth strategies which support the execution of our super community bank model.”
          Net interest margin was 4.14% for the fourth quarter of 2010 compared with 3.96% for the third quarter of 2010 and 3.64% for the fourth quarter of 2009. Expansion in the net interest margin in both the prior and

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
year-ago quarters were driven primarily by increased loan volume and lower certificate of deposit product balances. The Corporation continues to successfully execute its strategy of increasing core deposits while shifting the deposit mix away from high-cost certificate of deposit products. Lower yields on average investment securities compared with both prior and year-ago quarters partly offset the respective, 18 and 50 basis point expansion in net interest margin over those periods. During the quarter, the Corporation reinvested maturing securities into shorter-duration investments to maintain balance sheet liquidity.
          Average loans, not including covered loans, during the fourth quarter of 2010 increased $54.6 million, or 0.77%, compared with the third quarter of 2010 and also increased $194.3 million, or 2.80%, compared with the fourth quarter of 2009. Average commercial loans, not including covered loans, drove the growth over both time periods, increasing $109.1 million, or 2.51%, compared with the prior quarter, and $386.8 million, or 9.53%, compared with the fourth quarter of 2009. Average covered loan balances including the indemnification assets were $2.0 billion during the fourth quarter of 2010.
          Average deposits were $11.4 billion during the fourth quarter of 2010, down $37.3 million, or 0.33%, compared with the third quarter of 2010, and up $4.0 billion, or 53.95%, compared with the fourth quarter of 2009. During the fourth quarter 2010, average core deposits, which excludes time deposits, increased $294.1 million, or 3.63%, compared with the third quarter 2010 and $2.5 billion, or 43.19%, compared with the fourth quarter 2009. Average time deposits decreased $331.4 million, or 9.94%, and increased $1.5 billion, or 94.8%, respectively, over prior and year-ago quarters, demonstrating the Corporation’s success in shifting the deposit mix and lowering funding costs.
          Average investments decreased $33.0 million, or 1.01%, compared with the third quarter of 2010 and increased $488.8 million, or 17.78% compared with the fourth quarter of 2009. The increase in the fourth quarter of 2010 average investments compared with the year-ago quarter, is due to the purchase of $575.0 million of securities in the first quarter of 2010 as a result of the First Bank acquisition.
          Net interest income on a fully tax-equivalent (“FTE”) basis was $130.0 million in the fourth quarter 2010 compared with $125.5 million in the third quarter of 2010 and $89.2 million in the fourth quarter of 2009.
          Noninterest income net of securities transactions for the fourth quarter of 2010 was $54.2 million, a decrease of $0.9 million, or 1.66%, from the third quarter of 2010 and an increase of $3.4 million, or 6.69%, from the fourth quarter of 2009.
          Other income, net of securities gains, as a percentage of net revenue for the fourth quarter of 2010 was 29.42% compared with 30.50% for third quarter of 2010 and 36.28% for the fourth quarter of 2009. Net revenue is defined as net interest income, on an FTE basis, plus other income, less gains from securities sales.
          Noninterest expense for the fourth quarter of 2010 was $122.5 million, an increase of $1.8 million, or 1.48%, from the third quarter of 2010 and an increase of $27.6 million, or 29.05%, from the fourth quarter of 2009. One-time expenses associated with data processing conversions and related expenses for acquisitions totaled $3.7 million in the fourth quarter of 2010.
          During the fourth quarter of 2010, the Corporation reported an efficiency ratio of 65.95%, compared with 66.26% for the third quarter of 2010 and 67.74% for the fourth quarter of 2009.

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
          Net charge-offs totaled $21.7 million, or 1.25% of average loans in the fourth quarter of 2010, excluding acquired loans, compared with $19.9 million, or 1.17% of average loans, in the third quarter 2010 and $31.2 million, or 1.79% of average loans, in the fourth quarter of 2009.
          Nonperforming assets totaled $123.5 million at December 31, 2010, an increase of $8.2 million, or 7.14%, compared with September 30, 2010. Nonperforming assets at December 31, 2010 represented 1.78% of period-end loans plus other real estate compared with 1.70% at September 30, 2010 and 1.48% at December 31, 2009.
          The allowance for noncovered loan losses totaled $114.7 million at December 31, 2010. At December 31, 2010, the allowance for noncovered loan losses was 1.65% of period-end loans compared with 1.72% at September 30, 2010 and 1.68% at December 31, 2009. The allowance for credit losses is the sum of the allowance for noncovered loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.78% at December 31, 2010 compared with 1.84% at September 30, 2010 and 1.77% at December 31, 2009. The allowance for credit losses to nonperforming loans was 118.01% at December 31, 2010, compared with 118.49% at September 30, 2010 and 131.82% at December 31, 2009.
          The Corporation’s total assets at December 31, 2010 were $14.1 billion, a decrease of $216.6 million, or 1.51%, compared with September 30, 2010 and an increase of $3.6 billion, or 34.13%, compared with December 31, 2009. The primary increase in total assets compared with December 31, 2009 is attributed to the three 2010 acquisitions that increased total loans, including a loss share receivable of $288.6 million, by $2.8 billion as of December 31, 2010.
          Total deposits were $11.3 billion at December 31, 2010, a decrease of $3.4 million, or 0.03%, from September 30, 2010 and an increase of $3.8 billion, or 49.92%, from December 31, 2009. The increase in total deposits over December 31, 2009 was driven by the Corporation’s expansion strategy in Chicago. Core deposits totaled $8.5 billion at December 31, 2010, an increase of $407.3 million, or 5.05% from September 30, 2010 and an increase of $2.3 billion, or 37.61%, from December 31, 2009. Deposit retention rates for the three acquired Chicago institutions at December 31, 2010, are as follows: First Bank, 94.9%; George Washington, 96.8%; and Midwest, 91.1% (excluding brokered certificate of deposits, Certificate of Deposit Account Registry Services balances and internet certificate of deposits).
          Shareholders’ equity was $1.51 billion at December 31, 2010, compared with $1.52 billion at September 30, 2010, and $1.07 billion at December 31, 2009. The Corporation maintained a strong capital position as tangible common equity to assets was 7.46% at December 31, 2010, compared with 7.41% at September 30, 2010 and 8.89% at December 31, 2009. The common cash dividend per share paid in the fourth quarter 2010 was $0.16.
          Mr. Greig said, “Our dedication to disciplined capital management has allowed us to maintain one of the strongest balance sheets in the industry and has provided us with the ability to generate positive returns for our shareholders throughout the economic downturn.”
Acquisitions and Integration
          The First Bank, George Washington and Midwest acquisitions were considered business combinations and accounted for under FASB Accounting Standard Codification 805, Business Combinations (ASC 805). All acquired assets and liabilities were recorded at their estimated fair values as of the date of acquisition and

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
identifiable intangible assets were recorded at their estimated fair value. Estimated fair values are considered preliminary and, in accordance with ASC 805, are subject to change up to one year after the acquisition date. This allows for adjustments to the initial purchase entries if additional information relative to closing date fair values becomes available, and we continue to analyze our estimates of the fair values of the assets acquired and the liabilities assumed. Material adjustments to acquisition date estimated fair values are recorded in the period in which the acquisition occurred and, as a result, previously reported results are subject to change. Certain reclassifications of prior periods’ amounts may also be made to conform to the current period’s presentation and would have no effect on previously reported net income amounts.
          During the quarter ended December 31, 2010, we obtained additional information that resulted in changes to certain acquisition-data fair value estimates relating to the Midwest acquisition. These purchase accounting adjustments have resulted in an increase to goodwill of approximately $18.7 million which was recognized for the Midwest acquisition in the quarter ended June 30, 2010. Prior period amounts appropriately reflect these adjustments.
Fourth Quarter 2010 Conference Call
          FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call on February 1, 2011 at 2:00 p.m. (Eastern Time) to provide an overview of fourth quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 39868207. A replay of the conference call will be available at approximately 5:00 p.m. (Eastern Time) on February 1, 2011 through February 14, 2011 by dialing (800) 642-1687, and entering the PIN: 39868207.
About FirstMerit Corporation
          FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $14.1 billion as of December 31, 2010 and 207 banking offices and 220 ATMs in Ohio, Western Pennsylvania, and Chicago areas. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Subsequent Events
          The Corporation is required under generally accepted accounting principles to evaluate subsequent events through the filing of the December 31, 2010 consolidated financial statements on Form 10-K. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of December 31, 2010 and will adjust amounts preliminarily reported, if necessary.
Forward-Looking Statement
          This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation’s

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Corporation’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights

	Quarters
(Unaudited)	2010	2010	2010	2010	2009
(Dollars in thousands)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

EARNINGS
Net interest income FTE (a)	$129,971	$125,514	$118,817	$92,348	$89,171
Provision for noncovered loan losses	19,816	18,108	20,366	25,493	29,960
Provision for covered loan losses	3,572	593	—	—	—
Other income	54,311	55,135	53,209	49,900	52,701
Other expenses	122,452	120,670	105,723	94,013	94,885
FTE adjustment (a)	2,107	2,021	2,050	1,954	1,793
Net income	27,030	28,996	31,493	15,390	14,478
Diluted EPS	0.25	0.27	0.32	0.18	0.17

PERFORMANCE RATIOS
Return on average assets (ROA)	0.74%	0.79%	0.94%	0.55%	0.54%
Return on average common equity (ROE)	7.04%	7.60%	11.21%	5.71%	5.38%
Net interest margin FTE (a)	4.14%	3.96%	4.02%	3.72%	3.64%
Efficiency ratio	65.95%	66.26%	61.30%	65.93%	67.74%
Number of full-time equivalent employees	3,058	3,093	3,095	2,723	2,495

MARKET DATA
Book value/common share	$13.86	$13.95	$13.87	$12.69	$12.25
Period-end common share mkt value	19.79	18.32	17.13	21.57	20.14
Market as a % of book	143%	131%	124%	170%	164%
Cash dividends/common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common stock dividend payout ratio	64.41%	60.03%	50.00%	88.89%	94.12%
Average basic common shares	108,807	108,793	98,968	87,771	86,149
Average diluted common shares	108,808	108,794	98,969	87,777	86,157
Period end common shares	108,817	108,803	108,786	90,810	87,004
Common shares repurchased	9	4	46	115	35
Common stock market capitalization	$2,153,479	$1,993,276	$1,863,504	$1,958,772	$1,752,261

ASSET QUALITY (excluding acquired loans)
Gross charge-offs	$27,553	$25,817	$24,967	$26,195	$34,232
Net charge-offs	21,654	19,923	19,829	22,779	31,220
Allowance for noncovered loan losses	114,690	116,528	118,343	117,806	115,092
Reserve for unfunded lending commitments	8,849	7,864	6,812	6,337	5,751
Nonperforming assets (NPAs) (b)	123,502	115,267	109,781	123,320	101,001
Net charge-offs/average loans ratio (b)	1.25%	1.17%	1.15%	1.36%	1.79%
Allowance for noncovered loan losses/period-end loans (b)	1.65%	1.72%	1.75%	1.72%	1.68%
Allowance for credit losses/period-end loans (b)	1.78%	1.84%	1.85%	1.82%	1.77%
NPAs/loans and other real estate (b)	1.78%	1.70%	1.62%	1.80%	1.48%
Allowance for noncovered loan losses/nonperforming loans	109.56%	111.00%	119.62%	105.14%	125.55%
Allowance for credit losses/nonperforming loans	118.01%	118.49%	126.51%	110.80%	131.82%

CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	7.46%	7.41%	7.23%	7.91%	8.89%
Average equity to assets	10.51%	10.38%	8.40%	9.63%	10.11%
Average equity to total loans (c)	17.15%	16.93%	13.68%	15.39%	15.37%
Average total loans to deposits (c)	78.00%	78.25%	77.73%	85.18%	93.94%

AVERAGE BALANCES
Assets	$14,492,149	$14,586,207	$13,424,825	$11,357,110	$10,559,231
Deposits	11,388,423	11,425,740	10,600,401	8,340,796	7,397,592
Loans, excluding acquired loans (c)	6,868,222	6,781,123	6,810,582	6,812,647	6,932,566
Acquired loans, including covered loans (c)	2,014,361	2,160,075	1,429,388	291,651	16,419
Earning assets	12,466,629	12,579,486	11,860,439	10,076,565	9,714,193
Shareholders’ equity	1,523,078	1,513,527	1,127,017	1,093,568	1,068,013

ENDING BALANCES
Assets	$14,136,908	$14,353,515	$14,520,554	$12,324,589	$10,539,902
Deposits	11,268,006	11,271,416	11,515,171	9,370,009	7,515,796
Loans, excluding acquired loans (c)	6,937,142	6,776,098	6,779,941	6,836,451	6,835,425
Acquired loans, including covered loans (c)	1,953,093	2,119,504	2,244,737	533,888	88,064
Goodwill	479,099	479,099	479,099	187,945	139,598
Intangible assets	10,411	11,416	12,422	5,659	1,158
Earning assets	12,427,936	12,507,979	12,680,627	10,775,434	9,685,155
Total shareholders’ equity	1,507,715	1,517,892	1,505,345	1,152,721	1,065,627

NOTES:

(a) -	Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b) -	As required by current accounting guidance, the acquired loans and other real estate from First Bank, George Washington Savings Bank and Midwest Bank & Trust Company were recorded at fair value with no carryover of the related allowances. The ratio of our allowance for loan and credit losses and NPAs do not include these loans and other real estate.

(c) -	Excludes loss share receivable of $289 million, $318.4 million, $319.8 million and $88.0 million as of December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)
(Unaudited, except December 31, 2009, which is derived from the	December 31,
audited financial statements)	2010	2009
ASSETS
Cash and due from banks	$523,113	$161,033
Investment securities
Held-to-maturity	59,962	50,686
Available-for-sale	2,987,040	2,565,264
Other investments	160,752	128,888
Loans held for sale	41,340	16,828
Noncovered loans:
Commercial loans	4,527,497	4,066,522
Mortgage loans	403,843	463,416
Installment loans	1,308,860	1,425,373
Home equity loans	749,378	753,112
Credit card loans	149,506	153,525
Leases	63,004	61,541

Total noncovered loans	7,202,088	6,923,489
Allowance for noncovered loan losses	(114,690)	(115,092)

Net noncovered loans	7,087,398	6,808,397
Covered loans (includes loss share receivable of $289 million)	1,976,754	—
Allowance for covered loan losses	(13,733)	—

Net loans covered	1,963,021	—

Net loans	9,050,419	6,808,397
Premises and equipment, net	197,866	125,205
Goodwill	479,099	139,598
Intangible assets	10,411	1,158
Other real estate covered by FDIC loss share	54,710	—
Accrued interest receivable and other assets	572,196	542,845

Total assets	$14,136,908	$10,539,902

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$2,790,550	$2,069,921
Demand-interest bearing	868,404	677,448
Savings and money market accounts	4,811,784	3,408,109
Certificates and other time deposits	2,797,268	1,360,318

Total deposits	11,268,006	7,515,796

Federal funds purchased and securities sold under agreements to repurchase	777,585	996,345
Wholesale borrowings	326,007	740,105
Accrued taxes, expenses, and other liabilities	257,595	222,029

Total liabilities	12,629,193	9,474,275

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; none outstanding	—	—
Common stock, without par value; authorized 300,000,000 shares; issued 115,121,731 and 93,633,871 at December 31, 2010 and 2009, respectively	127,937	127,937
Capital surplus	485,567	88,573
Accumulated other comprehensive loss	(26,103)	(25,459)
Retained earnings	1,080,900	1,043,625
Treasury stock, at cost, 6,305,218 and 6,629,995 shares, at December 31, 2010 and 2009, respectively	(160,586)	(169,049)

Total shareholders’ equity	1,507,715	1,065,627

Total liabilities and shareholders’ equity	$14,136,908	$10,539,902

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS

	Quarterly Periods
(Unaudited)	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2010	2010	2010	2010	2009
ASSETS
Cash and due from banks	$809,828	$821,713	$762,781	$521,666	$167,608
Investment securities
Held-to-maturity	64,287	63,364	64,650	56,322	43,228
Available-for-sale	3,012,983	3,049,056	3,131,787	2,731,639	2,577,759
Other investments	160,756	158,591	179,735	129,658	128,214
Loans held for sale	39,174	21,659	18,827	14,538	16,007
Noncovered loans:
Commercial loans	4,445,691	4,336,631	4,376,274	4,197,663	4,058,851
Mortgage loans	403,334	421,087	438,243	454,525	472,829
Installment loans	1,331,130	1,363,248	1,377,748	1,402,552	1,449,091
Home equity loans	754,270	762,626	763,943	757,094	756,478
Credit card loans	146,744	146,863	145,880	150,117	151,233
Leases	62,115	58,223	59,049	60,430	60,503

Total noncovered loans	7,143,284	7,088,678	7,161,137	7,022,381	6,948,985
Covered loans and loss share receivable	2,046,145	2,198,138	1,304,303	122,027	—

Total loans	9,189,429	9,286,816	8,465,440	7,144,408	6,948,985
Less: allowance for loan losses	119,924	113,062	116,436	115,031	113,438

Net loans	9,069,505	9,173,754	8,349,004	7,029,377	6,835,547

Total earning assets	12,466,629	12,579,486	11,860,439	10,076,565	9,714,193

Premises and equipment, net	195,915	172,712	167,009	141,405	126,073
Accrued interest receivable and other assets	1,139,701	1,125,358	751,032	732,505	664,795

TOTAL ASSETS	$14,492,149	$14,586,207	$13,424,825	$11,357,110	$10,559,231

LIABILITIES
Deposits:
Demand-non-interest bearing	$2,816,850	$2,730,483	$2,496,826	$2,146,969	$2,028,977
Demand-interest bearing	857,960	858,168	775,031	687,233	651,381
Savings and money market accounts	4,710,682	4,502,779	4,278,756	3,709,246	3,175,825
Certificates and other time deposits	3,002,931	3,334,311	3,049,788	1,797,348	1,541,409

Total deposits	11,388,423	11,425,741	10,600,401	8,340,796	7,397,592

Federal funds purchased and securities sold under agreements to repurchase	904,163	928,607	843,652	951,927	1,076,199
Wholesale borrowings	368,397	443,890	526,963	708,414	762,023

Total funds	12,660,983	12,798,238	11,971,016	10,001,137	9,235,814
Accrued taxes, expenses and other liabilities	308,088	274,442	326,792	262,405	255,404

Total liabilities	12,969,071	13,072,680	12,297,808	10,263,542	9,491,218

SHAREHOLDERS’ EQUITY
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	485,126	484,197	127,143	106,350	74,213
Accumulated other comprehensive loss	(9,867)	(2,332)	(15,913)	(20,593)	(9,266)
Retained earnings	1,080,809	1,065,001	1,051,308	1,049,774	1,047,097
Treasury stock	(160,927)	(161,276)	(163,458)	(169,900)	(171,968)

Total shareholders’ equity	1,523,078	1,513,527	1,127,017	1,093,568	1,068,013

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,492,149	$14,586,207	$13,424,825	$11,357,110	$10,559,231

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended
	December 31, 2010			December 31, 2009
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$809,828			$167,608
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,579,880	19,337	2.97%	2,224,704	23,348	4.16%
Obligations of states and political subdivisions (tax exempt)	352,330	5,073	5.71%	331,098	5,021	6.02%
Other securities and federal funds sold	305,816	2,158	2.80%	193,399	1,799	3.69%

Total investment securities and federal funds sold	3,238,026	26,568	3.26%	2,749,201	30,168	4.35%

Loans held for sale	39,174	470	4.76%	16,007	204	5.06%
Noncovered loans, covered loans and loss share receivable	9,189,429	121,434	5.24%	6,948,985	81,762	4.67%

Total earning assets	12,466,629	148,472	4.72%	9,714,193	112,134	4.58%

Allowance for loan losses	(119,924)			(113,438)
Other assets	1,335,616			790,868

Total assets	$14,492,149			$10,559,231

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$2,816,850	—	—	$2,028,977	—	—
Demand — interest bearing	857,960	198	0.09%	651,381	149	0.09%
Savings and money market accounts	4,710,682	8,145	0.69%	3,175,825	6,880	0.86%
Certificates and other time deposits	3,002,931	7,209	0.95%	1,541,409	8,413	2.17%

Total deposits	11,388,423	15,552	0.54%	7,397,592	15,442	0.83%

Securities sold under agreements to repurchase	904,163	960	0.42%	1,076,199	1,268	0.47%
Wholesale borrowings	368,397	1,989	2.14%	762,023	6,253	3.26%

Total interest bearing liabilities	9,844,133	18,501	0.75%	7,206,837	22,963	1.26%

Other liabilities	308,088			255,404

Shareholders’ equity	1,523,078			1,068,013

Total liabilities and shareholders’ equity	$14,492,149			$10,559,231

Net yield on earning assets	$12,466,629	129,971	4.14%	$9,714,193	89,171	3.64%

Interest rate spread			3.98%			3.32%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
FIRST MERIT CORPORATION AND SUBSIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Twelve months ended			Twelve months ended
	December 31, 2010			December 31, 2009
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$728,723			$183,215
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,554,538	87,019	3.41%	2,222,771	97,871	4.40%
Obligations of states and political subdivisions (tax exempt)	348,832	20,505	5.88%	321,919	19,718	6.13%
Other securities and federal funds sold	300,700	8,508	2.83%	204,272	8,394	4.11%

Total investment securities and federal funds sold	3,204,070	116,032	3.62%	2,748,962	125,983	4.58%

Loans held for sale	23,612	1,162	4.92%	19,289	1,032	5.35%
Noncovered loans, covered loans and loss share receivable	8,529,303	433,308	5.08%	7,156,983	339,381	4.74%

Total earning assets	11,756,985	550,502	4.68%	9,925,234	466,396	4.70%

Allowance for loan losses	(116,118)			(108,017)
Other assets	1,153,192			793,062

Total assets	$13,522,782			$10,793,494

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$2,550,849	—	0.00%	$1,910,171	—	0.00%
Demand — interest bearing	794,497	751	0.09%	656,367	600	0.09%
Savings and money market accounts	4,303,815	31,912	0.74%	2,886,842	23,472	0.81%
Certificates and other time deposits	2,801,270	32,713	1.17%	2,056,208	54,610	2.66%

Total deposits	10,450,431	65,376	0.63%	7,509,588	78,682	1.05%

Securities sold under agreements to repurchase	907,015	4,477	0.49%	1,013,167	4,764	0.47%
Wholesale borrowings	510,799	13,998	2.74%	952,979	27,317	2.87%

Total interest bearing liabilities	9,317,396	83,851	0.90%	7,565,563	110,763	1.46%

Other liabilities	338,916			267,835

Shareholders’ equity	1,315,621			1,049,925

Total liabilities and shareholders’ equity	$13,522,782			$10,793,494

Net yield on earning assets	$11,756,985	466,651	3.97%	$9,925,234	355,633	3.58%

Interest rate spread			3.78%			3.24%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	Quarters ended		Twelve months ended
(Unaudited)	December 31,		December 31,
(Dollars in thousands except per share data)	2010	2009	2010	2009
Interest income:
Interest and fees on loans, including held for sale	$121,651	$81,907	$433,763	$340,236
Investment securities
Taxable	21,495	25,146	95,527	106,265
Tax-exempt	3,219	3,288	13,080	13,026

Total investment securities interest	24,714	28,434	108,607	119,291
Total interest income	146,365	110,341	542,370	459,527

Interest expense:
Interest on deposits:
Demand-interest bearing	198	149	751	600
Savings and money market accounts	8,145	6,880	31,912	23,472
Certificates and other time deposits	7,209	8,413	32,713	54,610
Interest on securities sold under agreements to repurchase	960	1,268	4,477	4,764
Interest on wholesale borrowings	1,989	6,253	13,998	27,317

Total interest expense	18,501	22,963	83,851	110,763

Net interest income	127,864	87,378	458,519	348,764
Provision for noncovered loan losses	19,816	29,960	83,783	98,433
Provision for covered loan losses	3,572	—	4,432	—

Net interest income after provision for loan losses	104,476	57,418	370,304	250,331

Other income:
Trust department income	5,627	5,374	21,951	20,683
Service charges on deposits	15,938	16,568	65,900	63,366
Credit card fees	12,678	12,049	49,010	46,512
ATM and other service fees	2,910	2,730	11,259	11,110
Bank owned life insurance income	3,192	4,524	14,949	13,740
Investment services and insurance	2,300	2,322	9,451	10,008
Investment securities gains, net	146	1,934	855	6,037
Loan sales and servicing income	9,221	2,947	19,440	12,954
Gain on George Washington acquistion	—	—	1,041	—
Gain on post medical retirement curtailment	—	—	—	9,543
Other operating income	2,299	4,253	18,700	16,348

Total other income	54,311	52,701	212,556	210,301

Other expenses:
Salaries, wages, pension and employee benefits	62,331	45,748	221,316	175,906
Net occupancy expense	9,236	5,631	32,665	24,099
Equipment expense	7,549	6,445	27,664	24,301
Stationery, supplies and postage	3,183	2,414	11,438	8,907
Bankcard, loan processing and other costs	7,810	8,215	31,572	31,467
Professional services	7,731	6,098	29,357	16,414
Amortization of intangibles	1,006	87	2,914	347
FDIC expense	4,342	3,160	17,790	16,510
Other operating expense	19,264	17,087	68,144	54,866

Total other expenses	122,452	94,885	442,860	352,817

Income before federal income tax expense	36,335	15,234	140,000	107,815
Federal income tax expense	9,305	756	37,091	25,645

Net income	$27,030	$14,478	$102,909	$82,170

Other comprehensive income, net of taxes
Unrealized securities’ holding gain (loss), net of taxes	$(21,560)	$(9,880)	$(555)	$38,994
Unrealized hedging loss, net of taxes	—	—	—	(94)
Less: reclassification adjustment for securities’ gain realized in income, net of taxes	95	2,618	556	3,924
Minimum pension liability adjustment, net of taxes	467	3,899	467	3,068

Total other comprehensive gain (loss), net of taxes	(21,188)	(8,599)	(644)	38,044

Comprehensive income	$5,842	$5,879	$102,265	$120,214

Net income applicable to common shares	$27,030	$14,478	$102,909	$75,799

Net income used in diluted EPS calculation	$27,030	$14,478	$102,909	$75,799

Weighted average number of common shares outstanding — basic	108,807	86,149	101,163	84,678

Weighted average number of common shares outstanding — diluted	108,808	86,157	101,165	84,686

Basic earnings per share	$0.25	$0.17	$1.02	$0.90

Diluted earnings per share	$0.25	$0.17	$1.02	$0.90

Stock dividend per share	0.00%	0.00%	0.00%	0.73%

Dividend per share	$0.16	$0.16	$0.64	$0.77

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

	Quarterly Results
(Unaudited)	2010	2010	2010	2010	2009
(Dollars in thousands, except share data)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
Interest and fees on loans, including held for sale	$121,651	$118,543	$109,924	$83,645	$81,907
Interest and dividends — securities and federal funds sold	24,714	26,794	28,890	28,209	28,434

Total interest income	146,365	145,337	138,814	111,854	110,341

Interest on deposits:
Demand-interest bearing	198	252	149	152	149
Savings and money market accounts	8,145	8,294	7,873	7,601	6,880
Certificates and other time deposits	7,209	9,588	9,510	6,406	8,413
Securities sold under agreements to repurchase	960	986	1,404	1,127	1,268
Wholesale borrowings	1,989	2,724	3,111	6,174	6,253

Total interest expense	18,501	21,844	22,047	21,460	22,963

Net interest income	127,864	123,493	116,767	90,394	87,378
Provision for noncovered loan losses	19,816	18,108	20,366	25,493	29,960
Provision for covered loan losses	3,572	593	267	—	—

Net interest income after provision for loan losses	104,476	104,791	96,134	64,901	57,418

Other income:
Trust department income	5,627	5,469	5,574	5,281	5,374
Service charges on deposits	15,938	16,859	17,737	15,366	16,568
Credit card fees	12,678	12,532	12,242	11,558	12,049
ATM and other service fees	2,910	2,996	2,844	2,509	2,730
Bank owned life insurance income	3,192	3,219	2,886	5,652	4,524
Investment services and insurance	2,300	2,688	2,535	1,928	2,322
Investment securities gains, net	146	58	651	—	1,934
Loan sales and servicing income	9,221	4,006	2,975	3,237	2,947
Gain on George Washington acquisition	—	—	—	1,041	—
Other operating income	2,299	7,308	5,765	3,328	4,253

Total other income	54,311	55,135	53,209	49,900	52,701

Other expenses:
Salaries, wages, pension and employee benefits	62,331	58,930	51,899	48,156	45,748
Net occupancy expense	9,236	8,608	7,680	7,140	5,631
Equipment expense	7,549	7,330	6,735	6,050	6,445
Stationery, supplies and postage	3,183	2,865	2,696	2,693	2,414
Bankcard, loan processing and other costs	7,810	8,281	7,663	7,818	8,215
Professional services	7,731	8,544	7,845	5,237	6,098
Amortization of intangibles	1,006	1,006	669	234	87
FDIC expense	4,342	5,267	4,416	3,765	3,160
Other operating expense	19,264	19,840	16,120	12,920	17,087

Total other expenses	122,452	120,670	105,723	94,013	94,885

Income before income tax expense	36,335	39,257	43,620	20,788	15,234
Federal income taxes	9,305	10,261	12,127	5,398	756

Net income	$27,030	$28,996	$31,493	$15,390	$14,478

Other comprehensive income (loss), net of taxes	(21,188)	(398)	16,466	4,476	(18,022)

Comprehensive income	$5,842	$28,598	$47,959	$19,866	$(3,544)

Net income applicable to common shares	$27,030	$28,996	$31,493	$15,390	$14,478

Adjusted net income used in diluted EPS calculation	$27,030	$28,996	$31,493	$15,390	$14,478

Weighted-average common shares — basic	108,807	108,793	98,968	87,771	86,149

Weighted-average common shares — diluted	108,808	108,794	98,969	87,777	86,157

Basic net income per share	$0.25	$0.27	$0.32	$0.18	$0.17

Diluted net income per share	$0.25	$0.27	$0.32	$0.18	$0.17

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION

(Unaudited, except December 31, 2009 annual period which	Quarterly Periods					Annual Period
is derived from the audited financial statements)	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Dollars in thousands, except ratios)	2010	2010	2010	2010	2009	2009
Allowance for Credit Losses

Allowance for noncovered loan losses, beginning of period	$116,528	$118,343	$117,806	$115,092	$116,352	$103,757
Provision for noncovered loan losses	19,816	18,108	20,366	25,493	29,960	98,433
Charge-offs	27,553	25,817	24,967	26,195	34,232	99,713
Recoveries	5,899	5,894	5,138	3,416	3,012	12,615

Net charge-offs	21,654	19,923	19,829	22,779	31,220	87,098

Allowance for noncovered loan losses, end of period	$114,690	$116,528	$118,343	$117,806	$115,092	$115,092

Reserve for unfunded lending commitments, beginning of period	$7,864	$6,812	$6,337	$5,751	$4,470	$6,588
Provision for credit losses	985	1,052	475	586	1,281	(837)

Reserve for unfunded lending commitments, end of period	$8,849	$7,864	$6,812	$6,337	$5,751	$5,751

Allowance for Credit Losses	$123,539	$124,392	$125,155	$124,143	$120,843	$120,843

Ratios (a)

Provision for loan losses as a % of average loans	1.14%	1.06%	1.20%	1.52%	1.71%	1.38%
Provision for credit losses as a % of average loans	0.06%	0.06%	0.03%	0.03%	0.07%	-0.01%
Net charge-offs as a % of average loans	1.25%	1.17%	1.15%	1.36%	1.79%	1.22%
Allowance for loan losses as a % of period-end loans	1.65%	1.72%	1.75%	1.72%	1.68%	1.58%
Allowance for credit losses as a % of period-end loans	1.78%	1.84%	1.85%	1.82%	1.77%	1.66%
Allowance for loan losses as a % of nonperforming loans	109.56%	111.00%	119.62%	105.14%	125.55%	125.55%
Allowance for credit losses as a % of nonperforming loans	118.01%	118.49%	126.51%	110.80%	131.82%	131.82%

Asset Quality (a)

Impaired loans:
Nonaccrual	$89,828	$91,646	$84,535	$94,798	$74,033	$74,033
Other nonperforming loans:
Nonaccrual	14,859	13,331	14,394	17,245	17,639	17,639

Total nonperforming loans	104,687	104,977	98,929	112,043	91,672	91,672

Other real estate (“ORE”)	18,815	10,290	10,852	11,277	9,329	9,329

Total nonperforming assets (“NPAs”)	$123,502	$115,267	$109,781	$123,320	$101,001	$101,001

NPAs as % of period-end loans + ORE	1.78%	1.70%	1.62%	1.80%	1.48%	1.39%

Past due 90 days or more & accruing interest	$22,017	$36,895	$36,932	$21,099	$35,025	$35,025

(a)	Excludes acquired loans and loss share receivable with a period end balance of $2.3 billion, $2.5 billion, $2.6 billion and $.6 million at December 31, 2010, September 30, 2010, June 30,2010 and March 31, 2010, respectively, and ORE covered by an FDIC loss share with a period end balance of $54.7 million, $53.5 million, $50.5 million and $22.8 million at December 31, 2010, September 30, 2010, June 30, 2010, and March 31, 2010, respectively, which, as required by current accounting guidance, were recorded at fair value on the date of acquisition.

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
NONINTEREST INCOME AND NONINTEREST
EXPENSE DETAIL

(Unaudited)	2010	2010	2010	2010	2009
(Dollars in thousands)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
QUARTERLY OTHER INCOME DETAIL

Trust department income	$5,627	$5,469	$5,574	$5,281	$5,374
Service charges on deposits	15,938	16,859	17,737	15,366	16,568
Credit card fees	12,678	12,532	12,242	11,558	12,049
ATM and other service fees	2,910	2,996	2,844	2,509	2,730
Bank owned life insurance income	3,192	3,219	2,886	5,652	4,524
Investment services and insurance	2,300	2,688	2,535	1,928	2,322
Investment securities gains, net	146	58	651	—	1,934
Loan sales and servicing income	9,221	4,006	2,975	3,237	2,947
Gain on George Washington acquisition	—	—	—	1,041	—
Other operating income	2,299	7,308	5,765	3,328	4,253

Total Other Income	$54,311	$55,135	$53,209	$49,900	$52,701

	2010	2010	2010	2010	2009
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
QUARTERLY OTHER EXPENSES DETAIL

Salaries, wages, pension and employee benefits	$62,331	$58,930	$51,899	$48,156	$45,748
Net occupancy expense	9,236	8,608	7,680	7,140	5,631
Equipment expense	7,549	7,330	6,735	6,050	6,445
Taxes, other than federal income taxes	2,021	1,680	2,236	1,938	1,593
Stationery, supplies and postage	3,183	2,865	2,696	2,693	2,414
Bankcard, loan processing and other costs	7,810	8,281	7,663	7,818	8,215
Advertising	3,094	2,488	2,407	1,592	1,510
Professional services	7,731	8,544	7,845	5,237	6,098
Telephone	1,579	1,561	1,267	1,133	1,039
Amortization of intangibles	1,006	1,006	669	234	87
Hedge termination	—	—	—	—	3,877
FDIC expense	4,342	5,267	4,416	3,765	3,160
Other operating expense	12,570	14,110	10,210	8,257	9,068

Total Other Expenses	$122,452	$120,670	$105,723	$94,013	$94,885

FirstMerit Corporation Reports Fourth Quarter and Full Year EPS Results
FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR LOAN LOSSES NONCOVERED — Net Charge-off Detail

	Quarters ended		Year ended
(Unaudited)	December 31,		December 31,
(Dollars in thousands)	2010	2009	2010	2009
Allowance for noncovered loan losses — beginning of period	$116,528	$116,352	$115,092	$103,757
Loans charged off:
Commercial	13,225	17,793	39,766	39,685
Mortgage	962	1,267	5,156	4,960
Installment	8,665	8,562	34,054	31,622
Home equity	1,158	2,257	7,912	7,200
Credit cards	2,497	3,511	13,577	13,558
Leases	204	94	896	97
Overdrafts	842	748	3,171	2,591

Total	27,553	34,232	104,532	99,713

Recoveries:
Commercial	647	369	1,952	890
Mortgage	62	10	263	270
Installment	4,003	1,802	13,047	8,329
Home equity	417	199	1,599	494
Credit cards	518	421	2,199	1,710
Manufactured housing	34	49	156	171
Leases	27	4	267	57
Overdrafts	191	158	864	694

Total	5,899	3,012	20,347	12,615

Net charge-offs	21,654	31,220	84,185	87,098
Provision for noncovered loan losses	19,816	29,960	83,783	98,433

Allowance for noncovered loan losses-end of period	$114,690	$115,092	$114,690	$115,092

Average loans (a)	$6,868,222	$6,932,566	$6,818,962	$7,152,845

Ratio to average loans (a):
(Annualized) net charge-offs	1.25%	1.79%	1.23%	1.22%

Provision for loan losses	1.14%	1.71%	1.23%	1.38%

Loans, period-end (a)	$6,937,142	$6,835,425	6,937,142	$6,835,425

Allowance for credit losses (a):	$123,539	$120,843	$123,539	$120,843

As a multiple of (annualized) net charge-offs	1.44	0.98	1.47	1.39

Allowance for noncovered loan losses (a):
As a percent of period-end noncovered loans	1.65%	1.68%	1.65%	1.68%

As a multiple of (annualized) net noncovered charge-offs	1.34	0.93	1.36	1.32

(a)	Excludes acquired loans and loss share receivable.